UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR ATLEOS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 21, 2025 for Stockholders of record as of March 7, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/NATL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved NCR Atleos Corporation Annual Meeting of Stockholders Wednesday, May 21, 2025 12:00 PM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/NATL for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/NATL For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/NATL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 9, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. Consider and vote upon the election of eight individuals to the Board of Directors as described in these proxy materials, each to serve until the next annual meeting of stockholders following his or her election and until his or her respective successor is duly elected and qualifies: 1.01 Odilon Almeida, Jr. 1.02 Mary Ellen Baker 1.03 Michelle McKinney Frymire 1.04 Frank A. Natoli 1.05 Duncan L. Niederauer 1.06 Timothy C. Oliver 1.07 Joseph E. Reece 1.08 Jeffry H. von Gillern 2. Consider and vote to approve, on a non-binding and advisory basis, the compensation of the named executive officers (“Say on Pay”), as more particularly described in these proxy materials. 3. Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 4. Transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 NCR Atleos Corporation Annual Meeting of Stockholders